CSFB 05-4

Group 5

Pay rules

1.

Concurrently:

a.

Pay 50% as follows:

i.

Pay according to the Aggregate PAC A Schedule as follows:

1.

Pay according to the Aggregate PAC B Schedule as follows:

a.

Pay pro-rata to the 5P1-5P5 until retired.

b.

Pay to the 5Z1 until retired

2.

Pay pro-rata to the 5P6-5P18 until retired.

3.

Pay to the 5P19 until retired.

4.

Pay disregarding the Aggregate PAC B Schedule as follows:

a.

Pay pro-rata to the 5P1-5P5 until retired.

b.

Pay to the 5Z1until retired.

ii.

Pay to the 5C1 until retired

iii.

Pay disregarding the Aggregate PAC A Schedule as follows:

1.

Pay according to the Aggregate PAC B Schedule as follows:

a.

Pay pro-rata to the 5P1-5P5 until retired.

b.

Pay to the 5Z1 until retired.

2.

Pay pro-rata to the 5P6-5P18 until retired.

3.

Pay to the 5P19 until retired.

4.

Pay disregarding the Aggregate PAC B Schedule as follows:

a.

Pay pro-rata to the 5P1-5P5 until retired

b.

Pay to the 5Z1 until retired.

b.

Pay 50% as follows:

i.

Pay according to the Aggregate PAC C Schedule as follows:

1.

Pay according to the Aggregate PAC D Schedule as follows:

a.

Pay pro-rata to the 5P20-5P24 until retired.

b.

Pay to the 5Z2 until retired.

2.

Pay pro-rata to the 5P25-5P37 until retired.

3.

Pay to the 5P38 until retired.

4.

Pay disregarding the Aggregate PAC D Schedule as follows:

a.

Pay pro-rata to the 5P20-5P24 until retired

b.

Pay to the 5Z2 until retired

ii.

Pay to the 5C2 until retired

iii.

Pay disregarding to the Aggregate PAC C Schedule as follows:

1.

Pay according to the Aggregate PAC D Schedule as follows:

a.

Pay pro-rata to the 5P20-5P24 until retired.

b.

Pay to the 5Z2 until retired.

2.

Pay pro-rata to the 5P25-5P37 until retired.

3.

Pay to the 5P38 until retired.

4.

Pay disregarding the Aggregate PAC D Schedule as follows:

a.

Pay pro-rata to the 5P20-5P24 until retired

b.

Pay to the 5Z2 until retired

5Z1 Accretion Waterfall:

1.

Pay pro-rata to the 5P1-5P5 until retired.

2.

Pay to the 5Z1 until retired.

5Z2 Accretion Waterfall:

3.

Pay pro-rata to the 5P20-5P24 until retired.

4.

Pay to the 5Z2 until retired.

Notes

Pxing Speed = 300 PSA

Settlement = 4/29/05